DEBT (Notes)	12 Months Ended
Dec. 31, 2016
Long-term Debt, Unclassified [Abstract]
DEBT
DEBT

The following table sets forth our debt for the periods indicated:

	December 31, 2016	December 31, 2015
	(Thousands of dollars)
ONEOK
Borrowings outstanding under the ONEOK Credit Agreement (a)	$—	$—
Senior unsecured obligations:
$700,000 at 4.25% due 2022	547,397	547,397
$500,000 at 7.5% due 2023	500,000	500,000
$100,000 at 6.5% due 2028	87,126	87,516
$100,000 at 6.875% due 2028	100,000	100,000
$400,000 at 6.0% due 2035	400,000	400,000
Total ONEOK senior notes payable	1,634,523	1,634,913
ONEOK Partners
Borrowings outstanding under the ONEOK Partners Credit Agreement at 1.60% as of December 31, 2015 (b)	—	300,000
Commercial paper outstanding, bearing a weighted-average interest rate of 1.27% and 1.23%, respectively	1,110,277	246,340
Senior unsecured obligations:
$650,000 at 3.25% due 2016	—	650,000
$450,000 at 6.15% due 2016	—	450,000
$400,000 at 2.0% due 2017	400,000	400,000
$425,000 at 3.2% due 2018	425,000	425,000
$1,000,000 term loan, variable rate, due 2019	1,000,000	—
$500,000 at 8.625% due 2019	500,000	500,000
$300,000 at 3.8% due 2020	300,000	300,000
$900,000 at 3.375 % due 2022	900,000	900,000
$425,000 at 5.0 % due 2023	425,000	425,000
$500,000 at 4.9 % due 2025	500,000	500,000
$600,000 at 6.65% due 2036	600,000	600,000
$600,000 at 6.85% due 2037	600,000	600,000
$650,000 at 6.125% due 2041	650,000	650,000
$400,000 at 6.2% due 2043	400,000	400,000
Guardian Pipeline
Average 7.88% due 2022	44,257	51,907
Total debt	9,489,057	9,033,160
Unamortized portion of terminated swaps	20,186	21,904
Unamortized debt issuance costs and discounts	(68,320)	(74,492)
Current maturities of long-term debt	(410,650)	(110,650)
Short-term borrowings (c)	(1,110,277)	(546,340)
Long-term debt	$7,919,996	$8,323,582
(a) - ONEOK had $1.1 million of letters of credit issued at December 31, 2016 and 2015.
(b) - ONEOK Partners had $14 million of letters of credit issued at December 31, 2016 and 2015.
(c) - Individual issuances of commercial paper under ONEOK Partners’ $2.4 billion commercial paper program generally mature in 90 days or less. However, these issuances are supported by and reduce the borrowing capacity under the ONEOK Partners Credit Agreement.

ONEOK Credit Agreement - In January 2016, we extended the term of the ONEOK Credit Agreement by one year to January 2020. The ONEOK Credit Agreement is a $300 million revolving credit facility and contains certain financial, operational and legal covenants. Among other things, these covenants include maintaining a ratio of indebtedness to consolidated EBITDA (EBITDA, as defined in our ONEOK Credit Agreement) of no more than 4.0 to 1. Upon breach of certain covenants by us in our ONEOK Credit Agreement, amounts outstanding under our ONEOK Credit Agreement, if any, may become due and payable immediately. At December 31, 2016, ONEOK’s ratio of indebtedness to consolidated EBITDA was 2.2 to 1, and ONEOK was in compliance with all covenants under the ONEOK Credit Agreement.

The ONEOK Credit Agreement includes a $50 million sublimit for the issuance of standby letters of credit and a $50 million sublimit for swingline loans. Under the terms of the ONEOK Credit Agreement, ONEOK may request an increase in the size of the facility to an aggregate of $500 million from $300 million by either commitments from new lenders or increased commitments from existing lenders. The ONEOK Credit Agreement contains provisions for an applicable margin rate and an annual facility fee, both of which adjust with changes in our credit rating. Based on our current credit rating, borrowings, if any, will accrue interest at LIBOR plus 145 basis points, and the annual facility fee is 30 basis points.

ONEOK Partners Credit Agreement - In January 2016, ONEOK Partners extended the term of the ONEOK Partners Credit Agreement by one year to January 2020. The ONEOK Partners Credit Agreement is a $2.4 billion revolving credit facility and includes a $100 million sublimit for the issuance of standby letters of credit and a $150 million swingline sublimit. The ONEOK Partners Credit Agreement is available for general partnership purposes and had available capacity of approximately $1.3 billion at December 31, 2016.

The ONEOK Partners Credit Agreement contains provisions for an applicable margin rate and an annual facility fee, both of which adjust with changes in our credit rating. Under the terms of the ONEOK Partners Credit Agreement, based on ONEOK Partners’ current credit ratings, borrowings, if any, will accrue interest at LIBOR plus 117.5 basis points, and the annual facility fee is 20 basis points. The ONEOK Partners Credit Agreement is guaranteed fully and unconditionally by the Intermediate Partnership. Borrowings under the ONEOK Partners Credit Agreement are nonrecourse to ONEOK. Following the completion of the Merger Transaction described in Note B, we and ONEOK Partners expect to enter into a cross guarantee agreement whereby each party to the agreement unconditionally guarantees and becomes liable for the indebtedness of each other party to the agreement.

The ONEOK Partners Credit Agreement contains certain financial, operational and legal covenants. Among other things, these covenants include maintaining a ratio of indebtedness to adjusted EBITDA (EBITDA, as defined in the ONEOK Partners Credit Agreement, adjusted for all noncash charges and increased for projected EBITDA from certain lender-approved capital expansion projects) of no more than 5.0 to 1. If ONEOK Partners consummates one or more acquisitions in which the aggregate purchase price is $25 million or more, the allowable ratio of indebtedness to adjusted EBITDA will increase to 5.5 to 1 for the quarter in which the acquisition was completed and the two following quarters. If ONEOK Partners were to breach certain covenants in the ONEOK Partners Credit Agreement, amounts outstanding under the ONEOK Partners Credit Agreement, if any, may become due and payable immediately. At December 31, 2016, ONEOK Partners’ ratio of indebtedness to adjusted EBITDA was 4.1 to 1, and it was in compliance with all covenants under the ONEOK Partners Credit Agreement.

Senior Unsecured Obligations - All notes are senior unsecured obligations, ranking equally in right of payment with all of our existing and future unsecured senior indebtedness, and are structurally subordinate to any of the existing and future debt and other liabilities of any nonguarantor subsidiaries.

ONEOK issuance - In August 2015, we completed an underwritten public offering of $500 million, 7.5 percent senior notes due 2023. The net proceeds, after deducting underwriting discounts, commissions and other expenses, were approximately $487.1 million. We used the proceeds together with cash on hand to purchase $650 million of additional common units from ONEOK Partners.

ONEOK repayment - In February 2014, we retired approximately $152.5 million of the 4.25 percent senior notes due 2022 through a tender offer. The total amount paid, including fees and other charges, was approximately $150 million. In March 2014, we repaid our $400 million, 5.2 percent senior notes due in 2015 for a total of $430.1 million, including accrued but unpaid interest to the redemption date. We recorded a loss on extinguishment of $24.8 million related to the debt retirements, which is included in other expense in our Consolidated Statements of Income.

ONEOK Partners issuances and maturities - In January 2016, ONEOK Partners entered into the $1.0 billion senior unsecured Term Loan Agreement with a syndicate of banks. The Term Loan Agreement matures in January 2019 and bears interest at LIBOR plus 130 basis points based on ONEOK Partners’ current credit ratings. At December 31, 2016, the interest rate was 2.04 percent percent. The Term Loan Agreement contains an option, which may be exercised up to two times, to extend the term of the loan, in each case, for an additional one-year term, subject to approval of the banks. The Term Loan Agreement allows prepayment of all or any portion outstanding without penalty or premium. During the first quarter 2016, ONEOK Partners drew the full $1.0 billion available under the agreement and used the proceeds to repay $650 million of senior notes at maturity, to repay amounts outstanding under ONEOK Partners’ commercial paper program and for general partnership purposes.

ONEOK Partners repaid its $450 million, 6.15 percent senior notes at maturity in October 2016, with a combination of cash on hand and short-term borrowings.

In March 2015, ONEOK Partners completed an underwritten public offering of $800 million of senior notes, consisting of $300 million, 3.8 percent senior notes due 2020, and $500 million, 4.9 percent senior notes due 2025. The net proceeds, after deducting underwriting discounts, commissions and offering expenses, were approximately $792.3 million. ONEOK Partners used the proceeds to repay amounts outstanding under its commercial paper program and for general partnership purposes.

ONE Gas issuance - In January 2014, ONE Gas, which at the time was our wholly owned subsidiary, completed a private placement of three series of senior notes aggregating $1.2 billion, consisting of $300 million of five-year senior notes at 2.07 percent; $300 million of 10-year senior notes at 3.61 percent; and $600 million of 30-year senior notes at 4.658 percent. ONE Gas received approximately $1.19 billion from the offering, net of issuance costs. Our obligations related to the ONE Gas Senior Notes terminated in connection with the completion of the separation of ONE Gas.

The aggregate maturities of long-term debt outstanding as of December 31, 2016, for the years 2017 through 2021 are shown below:

	ONEOK	ONEOK Partners	Guardian Pipeline	Total
		(Millions of dollars)
2017	$3.0	$400.0	$7.7	$410.7
2018	$3.0	$425.0	$7.7	$435.7
2019	$3.0	$1,500.0	$7.7	$1,510.7
2020	$3.0	$300.0	$7.7	$310.7
2021	$3.0	$—	$7.7	$10.7

ONEOK covenants - The indentures governing ONEOK’s 6.5 percent and 6.875 percent senior notes due 2028 include an event of default upon acceleration of other indebtedness of $15 million or more, and the indentures governing the senior notes due 2022, 2023 and 2035 include an event of default upon the acceleration of other indebtedness of $100 million or more. Such events of default would entitle the trustee or the holders of 25 percent in aggregate principal amount of the outstanding senior notes due 2022, 2023, 2028 and 2035 to declare those senior notes immediately due and payable in full. The indenture for the notes due 2023 also contains a provision that allows the holders of the notes to require ONEOK to offer to repurchase all or any part of their notes if a change of control and a credit rating downgrade occur at a purchase price of 101 percent of the principal amount, plus accrued and unpaid interest, if any.

ONEOK may redeem the 6.875 percent senior notes due 2028 and the senior notes due 2035, in whole or in part, at any time prior to their maturity at a redemption price equal to the principal amount, plus accrued and unpaid interest and a make-whole premium. ONEOK may redeem the 6.5 percent senior notes due 2028, in whole or in part, at any time prior to their maturity at a redemption price equal to the principal amount, plus accrued and unpaid interest. ONEOK may redeem the remaining balance of its senior notes due 2022 and 2023 at a redemption price equal to the principal amount, plus accrued and unpaid interest, starting three months before the maturity date. Prior to this date, ONEOK may redeem these senior notes on the same basis as the 6.875 percent senior notes due 2028 and the senior notes due 2035. The redemption price will never be less than 100 percent of the principal amount of the respective note plus accrued and unpaid interest to the redemption date. ONEOK’s senior notes are senior unsecured obligations, ranking equally in right of payment with all of ONEOK’s existing and future unsecured senior indebtedness.

ONEOK Partners covenants - ONEOK Partners’ Term Loan Agreement contains substantially the same covenants as the ONEOK Partners Credit Agreement.

ONEOK Partners’ senior notes are governed by an indenture, dated as of September 25, 2006, between ONEOK Partners and Wells Fargo Bank, N.A., the trustee, as supplemented. The indenture does not limit the aggregate principal amount of debt securities that may be issued and provides that debt securities may be issued from time to time in one or more additional series. The indenture contains covenants including, among other provisions, limitations on ONEOK Partners’ ability to place liens on its property or assets and to sell and lease back its property. The indenture includes an event of default upon acceleration of other indebtedness of $100 million or more. Such events of default would entitle the trustee or the holders of 25 percent in aggregate principal amount of any of ONEOK Partners’ outstanding senior notes to declare those notes immediately due and payable in full.

ONEOK Partners may redeem its senior notes due 2019, 2036 and 2037, in whole or in part, at any time prior to their maturity at a redemption price equal to the principal amount, plus accrued and unpaid interest and a make-whole premium. The redemption price will never be less than 100 percent of the principal amount of the respective note plus accrued and unpaid interest to the redemption date. ONEOK Partners may redeem its senior notes due 2017 and its senior notes due 2022 at par starting one month and three months, respectively, before their maturity dates. ONEOK Partners may redeem its senior notes due 2041 at a redemption price equal to the principal amount, plus accrued and unpaid interest, starting six months before its maturity date. Prior to that date, ONEOK Partners may redeem these notes, in whole or in part, at a redemption price equal to the principal amount, plus accrued and unpaid interest and a make-whole premium. ONEOK Partners may redeem its senior notes due 2018, 2020, 2023, 2025, and 2043 at par, plus accrued and unpaid interest to the redemption date, starting one month, one month, three months, three months, and six months, respectively, before their maturity dates. Prior to these dates, ONEOK Partners may redeem these notes, in whole or in part, at a redemption price equal to the principal amount, plus accrued and unpaid interest and a make-whole premium. The redemption price will never be less than 100 percent of the principal amount of the respective note plus accrued and unpaid interest to the redemption date.

ONEOK Partners Debt Guarantee - ONEOK Partners’ senior notes are guaranteed fully and unconditionally on a senior unsecured basis by the Intermediate Partnership. The Intermediate Partnership’s guarantee is full and unconditional, subject to certain customary automatic release provisions. The guarantee ranks equally in right of payment to all of the Intermediate Partnership’s existing and future unsecured senior indebtedness. ONEOK Partners, L.P. has no significant assets or operations other than its investment in the Intermediate Partnership, which is also consolidated. At December 31, 2016, the Intermediate Partnership held the equity of ONEOK Partners’ subsidiaries, as well as a 50 percent interest in Northern Border Pipeline. ONEOK Partners’ long-term debt is nonrecourse to ONEOK.

Neither ONEOK nor ONEOK Partners guarantees the debt or other similar commitments of unaffiliated parties. ONEOK does not guarantee the debt or other similar commitments of ONEOK Partners, and ONEOK Partners does not guarantee the debt or other similar commitments of ONEOK. Following the completion of the Merger Transaction with ONEOK Partners, we and ONEOK Partners expect to enter into a cross guarantee agreement whereby each party to the agreement unconditionally guarantees and becomes liable for the indebtedness of each other party to the agreement.

Guardian Pipeline Senior Notes - These senior notes were issued under a master shelf agreement dated November 8, 2001, with certain financial institutions. Principal payments are due quarterly through 2022. Guardian Pipeline’s senior notes contain financial covenants that require the maintenance of certain financial ratios as defined in the master shelf agreement based on Guardian Pipeline’s financial position and results of operations. Upon any breach of these covenants, all amounts outstanding under the master shelf agreement may become due and payable immediately. At December 31, 2016, Guardian Pipeline was in compliance with its financial covenants.

Other - We amortize premiums, discounts and expenses incurred in connection with the issuance of long-term debt consistent with the terms of the respective debt instrument.